AMENDMENT NO. 4 TO THE
MASTER LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 4, dated as of February 12, 2003 (this "Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 16, 2001 (as previously amended, supplemented or otherwise modified, the "Existing Loan Agreement", and as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among AAMES CAPITAL CORPORATION ("Aames Capital"), AAMES FUNDING CORPORATION ("Aames Funding" and together with Aames Capital, each a "Borrower" and collectively, the "Borrowers") and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (the "Lender").

RECITALS

      The Borrowers and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

      The Borrowers and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to revise the maintenance of Tangible Net Worth covenant.

      Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

      Section 1.  Amendment. The Existing Loan Agreement is hereby amended by deleting Section 7.14 in its entirety and substituting in lieu thereof the following new Section 7.14:

      "7.14   Maintenance of Tangible Net Worth.  Aames Capital shall not permit Tangible Net Worth at any time to be less than $315,000,000."

      Section 2.  Conditions Precedent. This Amendment shall be effective as of December 31, 2002 (the "Amendment Effective Date"); provided that the following conditions precedent shall have been satisfied:

      2.1   Delivered Documents.  The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

           (a)   Amendment.  This Amendment, executed and delivered by a duly authorized officer of each Borrower and the Lender; and

           (b)   Other Documents.  Such other documents as the Lender or counsel to the Lender may reasonably request.

      2.2   No Default.  On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

      Section 3.    Representations and Warranties.  Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

      Section 4.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No. 1 to the Master Loan and Security Agreement, dated as of November 14, 2002, (iii) Amendment No. 2 to the Master Loan and Security Agreement, dated as of November 22, 2002, (iv) Amendment No. 3 to the Master Loan and Security Agreement, dated as of December 5, 2002, (v) this Amendment, (vi) the Note, (vii) the Custodial Agreement and (viii) the Custodial Joinder Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Loan Agreement as amended hereby. The execution of this Amendment by the Lender shall not operate as a waiver of any of its rights, powers or privileges under the Loan Agreement or under any of the other Loan Documents except as expressly set forth herein.

      Section 5.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      Section 6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

AAMES CAPITAL CORPORATION

By	_____________________________
Name:
Title:

AAMES FUNDING CORPORATION

By	_____________________________
Name:
Title:

LENDER

MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC

By	__________________________
Name:
Title: